                                                                     EXHIBIT 1.1

                                                       Draft as of April 6, 1995

                         ALLIANCE PHARMACEUTICAL CORP.

                        AGREEMENT AMONG PLACEMENT AGENTS
                        --------------------------------


         This Agreement, by and among Oppenheimer & Co., Inc. ("Oppenheimer"), Cowen & Company ("Cowen") and ABB Aros Fondkommission AB ("ABB"; together with Oppenheimer and Cowen, the "Placement Agents"), is made as of this ____ day of April, 1995. Terms not expressly defined herein shall have the meanings ascribed to them in the U.S. Placement Agency Agreement and the International Placement Agency Agreement, as defined below.

     WHEREAS, pursuant to a placement agency agreement (the "U.S. Placement Agency Agreement") between the U.S. Placement Agents and the Company, the U.S. Placement Agents have agreed on a best efforts, all or none, basis to arrange for the sale of the Shares offered by the Company in the U.S. Offering principally to the U.S. Investors; and

     WHEREAS, pursuant to a placement agency agreement (the "International Placement Agency Agreement") between the International Placement Agents and the Company, the International Placement Agents have agreed on a best efforts, all or none, basis to arrange for the sale of the Shares offered by the Company outside the United States pursuant to Regulation S under the Securities Act in the International Offering principally to the Non-U.S. Investors; and

     WHEREAS, the closing of each of the U.S. Offering and the International Offering is conditioned upon the sale of all of the Shares; and

     WHEREAS, in connection with the foregoing, the Placement Agents deem it necessary and advisable that a representative be appointed to act on their collective behalf and that certain of the activities of the Placement Agents be coordinated pursuant to this Agreement.

     NOW, THEREFORE, the Placement Agents hereby agree as follows:

     Section 1.  General.  The Placement Agents will consult with each other as
                 -------
to the availability of Shares for sale to Investors pursuant to the Placement Agreements from time to time, until the termination of this Agreement. The Placement Agents agree that their activities will be coordinated and conducted in compliance with all applicable laws and regulations.

     Section 2.  Appointment of the Representative.  Each of the Placement
                 ---------------------------------
Agents appoints Oppenheimer as its representative in connection with the Placement Agreements and the Escrow

Agreements and authorizes Oppenheimer, acting as its representative, to (i) determine the initial offering price of the Shares; (ii) allocate Shares among Investors; (iii) exercise all the authority and discretion vested in the Placement Agents by the provisions of the Placement Agreements and to take all such action as Oppenheimer believes desirable to carry out the provisions thereof and hereof; (iv) perform the functions required of it and exercise the authority vested in it under the Escrow Agreements; and (v) take such action as in Oppenheimer's discretion may be necessary or desirable to effect the sale of the Shares, including the right to determine the terms of the proposed Offerings and the right to make any judgment relating to the satisfaction of the conditions of the obligations of the Placement Agents under the Placement Agreements, the waiver of any such conditions or the termination of the Placement Agreements.

     Section 3.  Agreements of the International Placement Agents.  (a) Each of
                 ------------------------------------------------
the International Placement Agents agrees that, in its capacity as such, is not arranging, nor will it arrange, for the sale of any Shares to any U.S. Person nor deliver or distribute any offering materials relating to the International Offering to any U.S. Person.

     (b) Each International Placement Agent represents and agrees, in its capacity as such, that (i) in each jurisdiction in which it participates in the offering of the Shares, it will conduct such offering in a manner which complies with applicable law and (ii) it will arrange for the sale of the Shares to Investors only by means of the International Offering Memorandum.

     Section 4.  Fees and Expenses.  The fee to be received by the Placement
                 -----------------
Agents from the Company pursuant to the Placement Agreements shall be divided among them equally, regardless of the number of Shares placed by any of them and each of them shall present to Oppenheimer for reimbursement by the Company invoices for all of the expenses incurred by them in connection with the Offerings. In the event such expenses exceed the amount the Company is required to reimburse the Placement Agents, Oppenheimer shall use its best efforts to allocate the amount available for reimbursement in a reasonable manner.

     Section 5.  Indemnification and Contribution.
                 --------------------------------

     (a) Each of the Placement Agents agrees to indemnify and hold harmless each other, the officers, directors, partners, employees, agents and counsel of each other, and each person, if any, who controls them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and to reimburse each other's expenses, to the extent and upon the terms that each has agreed to indemnify and hold harmless the Company and to reimburse the Company's expenses as set forth in each of the Placement Agreements to which it is a party.

     (b) Each of the Placement Agents will pay its proportionate share of any losses, damages, liabilities or expenses, joint or several, paid or incurred by any Placement Agent to any person other than a Placement Agent, arising out of or based upon (i) the breach of any representation or agreement contained herein or in the Placement Agreement to which it is a party, (ii) any untrue statement or alleged untrue statement of any material fact contained, as to Cowen and Oppenheimer, in the Registration Statement, the Prospectus or in any other selling or advertising materials used by either of them in connection with the U.S. Offering, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any untrue statement or alleged untrue statement of a material fact contained, as to Oppenheimer, Cowen and ABB, in the International Offering Memorandum or in any other selling or advertising materials used by any of them in connection with the International Offering, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such proportionate share of any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any claim or action in respect of such loss, damage, liability or expense. In determining the amount of any Placement Agent's obligation under this Section 5, appropriate adjustment may be made by Oppenheimer to reflect any amounts received from the Company by any Placement Agent in respect of such claim pursuant to the Placement Agreements to which it is a party or otherwise. If any such claim is asserted, Oppenheimer may take such action in connection therewith as it deems necessary or desirable, including retention of counsel for the Placement Agents and, in Oppenheimer's discretion, separate counsel for any particular Placement Agent. In any determination of amounts payable hereunder, any loss, damage, liability or expense incurred by any person controlling any Placement Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act which has been incurred by reason of such control relationship shall be deemed to have been incurred by such Placement Agent. Any Placement Agent may elect to retain its own counsel at its own expense. Oppenheimer may settle or consent to the settlement of any such claim with the approval of one other Placement Agent on the advice of counsel retained by Oppenheimer. Whenever Oppenheimer receives notice of the assertion of any claim to which the provisions of this Section 5 would be applicable, it shall give prompt notice thereof to Cowen and ABB. It shall also furnish Cowen and ABB with periodic reports at such times as it deems appropriate as to the status of such claim and the action taken by Oppenheimer in connection therewith. If any Placement Agent defaults in its obligation to make any payments under this Section 5, each non-defaulting Placement Agent shall be obligated to pay its proportionate share of all defaulted payments. Nothing herein shall relieve a defaulting Placement Agent from liability for its default.

     (c) The provisions of this Section 5 shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any Placement Agent or controlling person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act.

     Section 6.  Certain Agreements.
                 ------------------

     (a) the Closing Date of each of the Offerings will be five business days after the date of the Prospectus or such earlier or later date (not later than 10 business days after the date of the Prospectus) determined by Oppenheimer and the Company;

     (b) the Placement Agents will not arrange for the sale of Shares at a price other than the price set forth on the cover pages of the Prospectus;

     (c) advertising with respect to the Offerings shall be as determined by Oppenheimer, after consultation with Cowen and ABB.

     Section 7.  Amendments.  This Agreement may be amended prior to the Closing
                 ----------
Date by written consent of the Placement Agents.

     Section 8.  Counterparts.  This Agreement may be signed in various
                 ------------
counterparts which together shall constitute one and the same document.

     Section 9. Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of New York without giving effect to the choice of law or conflicts of law principles thereof, and the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court of the Southern District of New York.

     IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

     OPPENHEIMER & CO., INC.

     By:  _______________________
     Peter J. Crowley
     Managing Director


     COWEN & COMPANY

     By:  ________________________
     Nancy M. Crowell
     Managing Director


     ABB AROS FONDKOMMISSION AB

     By:   _____________________
     Name:
     Title:

                                                       Draft as of April 6, 1995


                                2,500,000 Shares

                         ALLIANCE PHARMACEUTICAL CORP.


                                  Common Stock


                    INTERNATIONAL PLACEMENT AGENCY AGREEMENT
                    ----------------------------------------


                                                                  ________, 1995

Oppenheimer & Co., Inc.
Cowen & Company
ABB Aros Fondkommission AB
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

     Alliance Pharmaceutical Corp., a New York corporation (the "Company"), proposes to issue and sell an aggregate of up to 2,500,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock") principally to selected institutional investors (collectively, "Investors") both within the United States (the "U.S. Offering") and outside the United States (the "International Offering;" together with the U.S. Offering, the "Offerings"). (For purposes of this Agreement, the term "United States" means the United States of America, its territories and its possessions, any State of the United States and the District of Columbia). The Company desires to engage you as its exclusive placement agents (the "International Placement Agents") to arrange for the sale of up to all of the Shares in connection with the International Offering on a best efforts, all or none basis. Concurrently herewith, the Company has engaged Oppenheimer & Co., Inc. and Cowen & Company (the "U.S. Placement Agents;" together with the International Placement Agents, the "Placement Agents") as its exclusive placement agents to arrange for the sale of up to all of the Shares in connection with the U.S. Offering on a best efforts, all or none basis, pursuant to a separate placement agency agreement (the "U.S. Placement Agency Agreement"). The International Offering shall be conducted outside the United States in accordance with the exemption from registration provided by Regulation S ("Regulation S") promulgated under the Securities Act. The closing of the Offerings shall be conditioned upon the sale of all of the 2,500,000 Shares. Terms not defined expressly herein shall have the meanings ascribed to them in the U.S. Placement Agency Agreement.

     The Company hereby confirms its agreements with the International Placement Agents as follows:

     1.  Agreement to Act as International Placement Agents.  On the basis of
         --------------------------------------------------
the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, each of the International Placement Agents agrees to act as the Company's placement agent, on a best efforts basis, in connection with the International Offering. Each International Placement Agent understands, covenants and agrees that it shall not make any offer to a person in the United States or engage in any "directed selling efforts" (as defined in Regulation S) in connection with the International Offering, nor shall it arrange for the sale of any Shares hereunder (a) to any U.S. Person or (b) to any person or entity in violation of the securities laws of the jurisdiction in which such person resides or such entity was organized. (As used herein, the term "U.S. Person" means: (i) any natural person resident in the United States or any corporation organized or incorporated under the laws of the United States (other than a branch or agency thereof located outside the United States), (ii) any branch or agency located in the United States of a corporation incorporated or partnership organized under the laws of any jurisdiction other than the United States, (iii) any account managed or held on a non-discretionary basis for any person, corporation or partnership referred to in clause (i) or (ii), and (iv) any account (including any estate or trust) managed or held on a discretionary basis by a person, corporation or partnership referred to in clause (i) or (ii)). The Company shall pay to the Placement Agents in the aggregate 6% of the proceeds received by the Company from the sale of the Shares (whether made in the International Offering or in the U.S. Offering or both) as set forth on the cover page of the Prospectus (as hereinafter defined).

     2.  Delivery and Payment.  Concurrently with the execution and delivery of
         --------------------
this Agreement, the Company, the International Placement Agents, and Citibank, N.A., London, England, as escrow agent (the "International Escrow Agent"), shall enter into an escrow agreement substantially in the form of Exhibit A attached hereto (the "International Escrow Agreement"), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of non-U.S. Investors (the "International Escrow Account"). The International Escrow Agreement will provide that prior to the Closing Date, (i) each non-U.S. Investor will deposit in the International Escrow Account an amount equal to the price per Share multiplied by the number of Shares purchased by it, and (ii) the International Escrow Agent will notify the Company and the International Placement Agents in writing whether such Investors have deposited in the International Escrow Account funds in an amount which, when added to the funds deposited by U.S. Investors pursuant to the U.S. Escrow Agreement in the U.S.

Escrow Account, will equal the Requisite Funds. At 2:00 p.m., London time, on April __, 1995, or at such other time on such other date as may be agreed upon by the Company and the International Placement Agents but in no event prior to the date on which the International Escrow Agent and the U.S. Escrow Agent shall have received all of the Requisite Funds, the Escrow Agents will release the Requisite Funds from the Escrow Accounts for collection by the Company and the International Placement Agents or the U.S. Placement Agents, as the case may be, as provided in the International Escrow Agreement and the U.S. Escrow Agreement, respectively, and the Company shall deliver the Shares to Investors[, which delivery may be made through the facilities of the Depository Trust Company]. The closing of the Offerings (the "Closing") shall take place simultaneously at the office of Morgan, Lewis & Bockius, London, England, and at the office of Stroock & Stroock & Lavan, New York, New York. All actions taken at the Closing shall be deemed to have occurred simultaneously.


     3.  Representations and Warranties of the Company.   The Company hereby
         ---------------------------------------------
represents and warrants to each International Placement Agent as follows:

          (a) At the time and on the date the Registration Statement (as hereinafter defined) is declared effective (the "Effective Date") by the Commission, the Registration Statement complied, and, on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on the Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act, the Rules, the Exchange Act and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor any amendment thereof or supplement thereto will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Prospectus nor any amendment thereof or supplement thereto will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading. The Company will use the International Offering Memorandum, Subject to Completion dated March 14, 1995 (the

     "Preliminary International Offering Memorandum) and the International Offering Memorandum (the "International Offering Memorandum"), which consist of copies of the preliminary prospectus and the Prospectus (and the documents incorporated therein by reference), respectively, each as supplemented by stickers dated March 15, 1995 and the Effective Date, respectively, to offer and sell the Shares in the International Offering.

          (b) The Company hereby makes to each International Placement Agent the representations and warranties set forth in Section 3(c) through (j), and
     (l) through (x) of the U.S. Placement Agency Agreement except that references to the "Registration Statement and the Prospectus" shall mean the Prospectus only.

          (c) The Common Stock is approved for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market.

          4.   Conditions of the International Placement Agents' Obligations.
               -------------------------------------------------------------
The obligations of the International Placement Agents under this Agreement are several and not joint and are subject to each of the following terms and conditions:

          (a) Notification that the Registration Statement has become effective shall have been received by the International Placement Agents.

          (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with.

          (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and on and as of the Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

          (d) The International Placement Agents shall have received on the Closing Date a certificate, addressed to the International Placement Agents and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to the Closing Date.

          (e) The International Placement Agents shall have received at the Effective Date and on the Closing Date a letter or letters signed by each of Ernst & Young LLP and Deloitte & Touche LLP, addressed to the International Placement Agents and dated the date of this Agreement and the Closing Date, in form and substance satisfactory to the International Placement Agents, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules, if any, included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

               (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data," carrying out certain procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, nothing came to their attention which caused them to believe that:

                    (A) the amounts in "Summary Consolidated Financial Information" and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                    (B) the unaudited financial statements at December 31, 1994 and for the six months then ended included in the Registration Statement (i) do not comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and (ii) are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; or

                    (C) (i) with respect to the Company there were, at a specified date not more than five business days prior to the date of the letter, any increases in the short-term and long-term debt (in the aggregate in excess of $ 500,000) of the Company and the Subsidiaries or capital stock of the Company or decreases in working capital (in excess of $ 8,000,000) or the stockholders' equity (in excess of $ 8,000,000) of the Company and the Subsidiaries, as compared with the amounts shown on the Company's unaudited December 31, 1994 balance sheet included in the Registration Statement, or (ii) for the period from January 1, 1995 to such specified date not more than five business days prior to the date of the letter, there were any decreases (in excess of $ 1,000,000) as compared with the corresponding period in the prior fiscal period in total revenue or increases in net loss per common share (in excess of $.50) or, if there were any such decreases or increases, the Company shall deliver to the International Placement Agents a letter containing an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the International Placement Agents; and

               (iii) they have performed certain other procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in [the Registration Statement and] the Prospectus and reasonably specified by the International Placement Agents agrees with the accounting records of the Company.

     References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

          (f) The International Placement Agents shall have received on the Closing Date from Stroock & Stroock & Lavan, counsel for the Company, an opinion, addressed to them and dated the Closing Date, containing the statements required to be included therein pursuant to Section 4(f) of the U.S. Placement Agency Agreement and, in addition, the following:

               (i) In connection with the offer, sale and delivery of the Shares by the Company in the International Offering, it is not necessary to register the Shares under the Securities Act by reason of Regulation S thereunder; and

               (ii) The Shares offered and sold by the Company pursuant to Regulation S may be resold in the United States pursuant to the Registration Statement.

          (g) The International Placement Agents shall have received on the Closing Date from each of (i) Patton, Boggs, L.L.P., FDA counsel to the Company, (ii) Knobbe, Martens, Olsen & Bear, patent counsel for the Company, (iii) Theodore Roth, general counsel of the Company and (iv) Morgan, Lewis & Bockius, special counsel to the Placement Agents, an opinion, addressed to the U.S. Placement Agents and dated the Closing Date, containing the statements required to be included therein pursuant to
     Section 4(g), (h), (i) and (j), respectively, of the U.S. Placement Agency Agreement and containing the statement that the International Placement Agents shall be entitled to rely upon such opinion as though it had been addressed to them.

          (h) The International Placement Agents shall have received on the Closing Date a certificate, including exhibits thereto, addressed to the International Placement Agents and dated the Closing Date, of the Secretary or an Assistant Secretary of the Company, signed in such officer's capacity as such officer, and certifying as to the (i) certificate of incorporation and bylaws of the Company and the Subsidiaries (ii) resolutions authorizing the execution and delivery of the Prospectus, this Agreement, the International Escrow Agreement and the performance of the transactions contemplated by this Agreement and the International Escrow Agreement, the Prospectus and the International Offering and (iii) incumbency of the person or persons authorized to execute and deliver this Agreement, the International Escrow Agreement, the Prospectus and any other documents contemplated by the International Offering.

          (i) The International Placement Agents shall have received on the Closing Date certificates of the Secretaries of States (or comparable officials) where the

     Company is incorporated and owns or leases property as to the good standing of the Company, listing all charter documents on file, qualification of the Company and the Subsidiaries to do business as a foreign corporation, payment of taxes and filing of annual reports. The International Placement Agents shall have received copies of all charter documents of the Company certified by the Secretary of State of the State of New York.

          (j) The U.S. Escrow Agent and the International Escrow Agent shall have on deposit the Requisite Funds.

          5.   Covenants of the Company.   (A) The Company covenants and agrees
               ------------------------
as follows:

          (a) The Company shall promptly advise the International Placement Agents (i) when the Registration Statement shall have become effective,
     (ii) when any amendment thereof shall have become effective, (iii) of any request by the Commission for any amendment of the Prospectus or for any additional information, (iv) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

          (c) The Company shall furnish to the International Placement Agents as many copies of any Preliminary International Offering Memorandum and the International Offering Memorandum (which shall reflect all amendments of and supplements to any preliminary prospectus or the Prospectus pursuant to paragraph (b) of this Section 5(A)) and any amendments thereof and supplements thereto as the International Placement Agents may reasonably request.

          (d) On or before completion of the International Offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

          (B) The Company agrees to pay, or reimburse if paid by the International Placement Agents, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all expenses incident to the U.S. Offering as set forth in Section 5(B) of the U.S. Placement Agency Agreement and, in addition, all costs and expenses of the Company incident to the International Offering and the performance of the obligations of the Company under this Agreement including but not limited to those relating to (i) the preparation, printing, and distribution of each Preliminary International Offering Memorandum, the International Offering Memorandum and all amendments and supplements to the International Offering Memorandum; (ii) the preparation and delivery of certificates for the Shares to the International Escrow Agent;
(iii) the registration or qualification of the Shares for offer and sale under the securities laws of the various jurisdictions referred to in Section 5(A)(e), including the fees, disbursements and other charges of counsel for the International Placement Agents in connection with such registration and qualification; (iv) the fees of the International Escrow Agent; (ix) the listing of the Shares on the Nasdaq National Market and (x) fees, disbursements and other charges of counsel for and the independent auditors of the Company. The Company shall reimburse the Placement Agents, on a fully accountable basis, for all travel, legal and other out-of-pocket expenses incurred in connection with their engagement hereunder, up to a maximum of $200,000 in the aggregate, including expenses incurred in connection with the engagement of the U.S. Placement Agents under the U.S. Placement Agency Agreement.

          6.   Indemnification.
               ----------------

          (a) The Company agrees to indemnify and hold harmless each International Placement Agent and each person, if any, who controls any International Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Prospectus, any amendment thereof or supplement thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any International Placement Agent (or any person controlling such International Placement Agent) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such International Placement Agent if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the International Placement Agent specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each International Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director of the Company, to the same extent as the foregoing indemnity from the Company to each International Placement Agent, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, or the Prospectus, or any amendment thereof or supplement thereto, contained in the statements with respect to the International Offering under the caption "Plan of Distribution" in the Prospectus; provided, however, that the obligation of each International Placement Agent to indemnify the Company (including any controlling person or director thereof) shall be limited to the fee received by such International Placement Agent.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its separate counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), it being understood that the indemnifying parties shall not be liable for the expenses of more than one separate counsel representing the indemnified party to such action or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.


          7.   Contribution.  In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnification provided for in
Section 6(a) or 6(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company or the International Placement Agents, as the case may be, the Company and the International Placement Agents shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the Company and one or more of the International Placement Agents may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Placement Agents on the other from the International Offering or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the International Placement Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the International Placement Agents shall be deemed to be in the same proportion as (x) the total proceeds from the International Offering (before deducting Company expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to the fee received by such International Placement Agent hereunder. The relative fault of the Company and the International Placement Agents shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the International Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the International Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 7 shall be deemed to include for purposes of this Section 7 any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claims. Notwithstanding the provisions of this Section 7, in no case shall any International Placement Agent be liable or responsible for any amount in excess of the fee received by it hereunder and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the International Placement Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such International Placement Agent, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each director of the Company shall have the same rights to contribution as the Company, as the case may be, subject in each case to clauses (i) and (ii) in the second preceding sentence and to the immediately preceding sentence of this
Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The International Placement Agents' obligations to contribute pursuant to this Section 7 are several in proportion to their respective fees and not joint.

          8.   Termination.  This Agreement may be terminated by the
               -----------
International Placement Agents without liability on the part of the International Placement Agents to the Company if, by notifying the Company at any time prior to delivery and payment for the Shares:

          (a) in the absolute discretion of the International Placement Agents at or before the Closing Date: (i) on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the International Placement Agents will in the future materially disrupt, the securities markets; (ii) there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the International Placement Agents, inadvisable to proceed with the International Offering; (iii) there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets is such as to make it, in the judgment of the International Placement Agents, inadvisable or impracticable to market the Shares; (iv) trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) a banking moratorium has been declared by any state or Federal authority, or

          (b) any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

          The obligations of the parties under this Agreement shall be terminated in the event that the Requisite Funds shall not have been deposited by Investors by the close of business on the Closing Date.

          9.   Miscellaneous.  The respective agreements, representations,
               -------------
warranties, indemnities and other statements of the Company or its officers in certificates delivered pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any International Placement Agent or any of the officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 5(B), 6 and 7 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the International Placement Agents and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the International Placement Agents or the Company, and directors and officers of the Company, if any, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the International Placement Agents, c/o ABB Aros Fondkommission AB, S-113 96 Stockholm, Sweden, Attention: [Peder Fredrikson] and
(b) if to the Company, to its agent for service as such address appears on the cover page of the Registration Statement.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among us.



                              Very truly yours,

                              ALLIANCE PHARMACEUTICAL CORP.



                              By _____________________________
                                 Name:  Duane J. Roth
                                 Title: Chief Executive Officer


Confirmed:

OPPENHEIMER & CO., INC.


By____________________________
  Name:  Peter J. Crowley
  Title: Managing Director


COWEN & COMPANY


By____________________________
  Name:  Nancy M. Crowell
  Title: Managing Director


ABB AROS FONDKOMMISSION AB


By____________________________
  Name:
  Title:

                                   Schedule I


                                  Subsidiaries
                                  ------------


Astral, Inc. (85% owned)

BioPulmonics, Inc. (100% owned)

Rosanin Corporation (100% owned)

Applications et Transfers de Technologies Advances S.A. (99% owned)

                                                       Draft as of April 6, 1995


                                2,500,000 Shares

                         ALLIANCE PHARMACEUTICAL CORP.


                                  Common Stock


                        U.S. PLACEMENT AGENCY AGREEMENT
                        -------------------------------


                                                            ________, 1995

Oppenheimer & Co., Inc.
Cowen & Company
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

          Alliance Pharmaceutical Corp., a New York corporation (the "Company"), proposes to issue and sell an aggregate of up to 2,500,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock") principally to selected institutional investors (collectively, "Investors") both within the United States (the "U.S. Offering") and in Sweden and certain other countries outside the United States (the "International Offering"; together with the U.S. Offering, the "Offerings"). (For purposes of this Agreement, the term "United States" means the United States of America, its territories and its possessions, any State of the United States and the District of Columbia). The Company desires to engage you as its placement agents (the "U.S. Placement Agents") in connection with the U.S. Offering. Concurrently herewith, the Company has engaged you and ABB Aros Fondkommission AB (collectively, the "International Placement Agents"; together with the U.S. Placement Agents, the "Placement Agents") as its placement agents in connection with the International Offering, pursuant to a separate placement agency agreement (the "International Placement Agency Agreement") which is attached hereto as Exhibit B. The International Offering shall be conducted outside the United States in accordance with the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The closing of the Offerings shall be conditioned upon the sale of all of the 2,500,000 Shares.

          The Company hereby confirms its agreements with the U.S. Placement Agents as follows:

          1.  Agreement to Act as U.S. Placement Agents.  On the basis of the
              -----------------------------------------
representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the U.S. Placement Agents agree to act as the Company's exclusive placement agents, on a best efforts basis, in connection with the issuance and sale by the Company of the Shares to Investors. The Company shall pay to the Placement Agents in the aggregate 6% of the proceeds received by the Company from the sale of the Shares as set forth on the cover page of the Prospectus (as hereinafter defined).

          2.  Delivery and Payment.  Concurrently with the execution and
              --------------------
delivery of this Agreement, the Company, the U.S. Placement Agents, and Citibank, N.A., as escrow agent (the "U.S. Escrow Agent"), shall enter into an escrow agreement substantially in the form of Exhibit A attached hereto (the "U.S. Escrow Agreement"), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of U.S. Investors (the "U.S. Escrow Account"). The U.S. Escrow Agreement will provide that prior to the Closing Date, (i) each U.S. Investor will deposit in the U.S. Escrow Account an amount equal to the price per Share multiplied by the number of Shares purchased by it, and (ii) the U.S. Escrow Agent will notify the Company and the U.S. Placement Agents in writing whether such Investors have deposited in the U.S. Escrow Account funds in an amount which, when added to the funds deposited by the non-U.S. Investors in the International Escrow Account pursuant to the International Escrow Agreement (as such terms are defined in the International Placement Agency Agreement), shall equal the proceeds of the sale of all of the Shares offered in the Offerings (the "Requisite Funds"). At 9:00 a.m., New York City time, on April __, 1995, or at such other time on such other date as may be agreed upon by the Company and the U.S. Placement Agents but in no event prior to the date on which the Escrow Agents shall have received all of the Requisite Funds (such date is hereinafter referred to as the "Closing Date"), the Escrow Agents will release the Requisite Funds from the Escrow Accounts for collection by the Company and the U.S. Placement Agents or the International Placement Agents, as the case may be, as provided in the U.S. Escrow Agreement and the International Escrow Agreement, respectively, and the Company shall deliver the Shares to Investors, which delivery may be made through the facilities of the Depository Trust Company. The closing of the Offerings (the "Closing") shall take place at the office of Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004 and at the office of Morgan, Lewis & Bockius, London, England. All actions taken at the Closing shall be deemed to have occurred simultaneously.


          3.  Representations and Warranties of the Company.   The Company
              ---------------------------------------------
hereby represents and warrants to each U.S. Placement Agent as follows:

          (a) At the time and on the date the Registration Statement (as hereinafter defined) is declared effective (the "Effective Date") by the Securities and Exchange Commission (the "Commission"), the Registration Statement complied, and, on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on the Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the published rules and regulations adopted by the Commission thereunder (the "Rules"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor any amendment thereof or supplement thereto will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above the Prospectus (as so amended or supplemented) will not contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading.
     When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented as of its date complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Company makes no representation or warranty as to the statements contained under the caption "Plan of Distribution" in the Prospectus. The Company acknowledges that such statements constitute the only information furnished in writing by the Placement Agents specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.
     The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included as part of such registration statement. The term "Registration Statement" means the Company's registration statement on Form S-3 (No. 33-58093) as amended at the Effective Date, including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules. The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules).

          (b) All contracts and other documents required to be filed as exhibits to the Registration Statement have been filed with the Commission as exhibits to the Registration Statement.

          (c) The documents incorporated by reference in the Prospectus, when they were filed with or submitted to the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The consolidated financial statements of the Company and the Subsidiaries (as defined in paragraph (f) of this Section 3) (including all notes and schedules thereto) included in the Registration Statement and Prospectus fairly present on a consolidated basis the financial position, the results of operations and cash flows and the stockholders' equity (deficit) and the other information purported to be shown therein of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply, subject, in the case of the unaudited financial information, to year-end adjustments which the Company believes will be normally occurring and are necessary for a fair presentation; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been, or, in the case of year-end adjustments for the unaudited financial information, will be made.

          (e) Ernst & Young LLP and Deloitte & Touche LLP, each of whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

          (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership or joint venture except for the subsidiaries listed in Schedule I hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company and each of the Subsidiaries are duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of their respective assets or properties (owned, leased or licensed) or the nature of their respective businesses makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, the Company does not own, lease or license any asset or property or conduct any business outside the United States. The Company and each of the Subsidiaries have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license their respective assets and properties and conduct their respective businesses as now being conducted and as described in the Registration Statement and the Prospectus, except for such licenses, certificates or permits which, if not obtained, would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under the Securities Act and state and foreign Blue Sky laws).

          (g) To the best of the Company's knowledge, the Company and each of the Subsidiaries own, or possess adequate and enforceable rights to use, each of the patents listed in the Registration Statement and the Prospectus under the caption "Business - Proprietary Technology" (the "Patents") and, except as disclosed in the Registration Statement and the Prospectus, own or possess adequate and enforceable rights to use all other patents, patent applications, trademarks, trademark applications, service marks, copyrights, copyright applications, licenses and other similar rights (collectively with the Patents, "Intangibles") necessary for the conduct of their respective businesses as now being conducted and as described in the Registration Statement and the Prospectus. To the best knowledge of the Company, neither the Company nor any of the Subsidiaries has infringed or is infringing on or has received any notice of infringement of any Intangible of any other person that will have a material adverse effect upon the properties, business, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

          (h) The Company and each of the Subsidiaries have good and marketable title in fee simple to each of the items of real property and good title to each of the items of personal property which are reflected in the financial statements referred to in paragraph (d) of this Section 3 or are referred to in the Registration Statement and the Prospectus as being owned by them and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon properties, business, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

          (i) Except as disclosed in the Registration Statement and the Prospectus, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's best knowledge, threatened (and the Company does not know of any basis therefor) against or involving the assets, properties or business of, the Company or any of the Subsidiaries which would materially adversely affect the value or the operation of any such assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

          (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; the Company and the Subsidiaries have not sustained any material loss or interference with their assets, businesses or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of the Subsidiaries has undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business.

          (k) Each agreement listed as an exhibit to the Registration Statement is in full force and effect and is valid and enforceable by the Company or one of the Subsidiaries in accordance with its terms, assuming the due authorization thereof by each of the other parties thereto. Neither the Company, nor any of the Subsidiaries nor, to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole. No default exists, and no event has occurred and is continuing which with notice or lapse of time or both would constitute a default (in each case which has not been waived), in the due performance and observance of any term, covenant or condition by the Company or any of the Subsidiaries of any other indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties or businesses may be bound or affected, which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

          (l) Neither the Company nor any of the Subsidiaries is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

          (m) Neither the execution, delivery and performance of this Agreement, the U.S. Escrow Agreement, the International Placement Agency Agreement or the International Escrow Agreement (the "Transaction Agreements") by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of the Subsidiaries or violate any provision of the charter or by-laws of the Company or any of the Subsidiaries except for such consents or waivers which have already been obtained and are in full force and effect, copies of which have been delivered to the U.S. Placement Agents.

          (n) The Company has an authorized and, at December 31, 1994, outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; there have been no changes in the outstanding capital stock of the Company since that date except to the extent that certain outstanding options and warrants may have been exercised. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Company owns all of the shares of capital stock of the Subsidiaries, free and clear of all liens, claims, security interests, restrictions, stockholders' agreements, voting trusts, and any other encumbrances whatsoever. The Company owns the percentage of the outstanding capital stock of each Subsidiary, as shown on
     Schedule I, free and clear of all liens, claims, security interests, restrictions, stockholders' agreements, voting trusts and any other encumbrances whatsoever. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

          (o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or referred to therein, neither the Company nor any of the Subsidiaries has
     (i) issued any securities (other than the issuance of shares pursuant to the exercise of outstanding options or warrants or the grant or issuance of options under the Company's existing stock option plan) or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business or
     (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

          (p) No holder of any security of the Company has any right which has not been waived to have any security owned by such holder included in the Registration Statement or any right which has not been waived to demand registration of any security owned by such holder during the period ending 180 days from this Agreement. The Company has obtained from all officers and directors of the Company, who together hold _________ shares of Common Stock, their written agreement that for a period of at least 90 days from the date of this Agreement they will not, without the prior written consent of the Placement Agents, directly or indirectly sell, distribute, pledge or otherwise dispose of or encumber, or exercise any registration rights with respect to, any shares of Common Stock owned by them.

          (q) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Transaction Agreements and the issuance and sale of the Shares in the Offerings. The Transaction Agreements have been duly and validly executed and delivered by the Company and constitute and will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) with respect to this Agreement and the International Placement Agreement, to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

          (r) Neither the Company nor any of the Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

          (s) No transaction has occurred between or among the Company and the Subsidiaries and any of its or their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

          (t) Neither the Company nor any of the Subsidiaries has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

          (u) The Company and the Subsidiaries have filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due.

          (v) The Company has complied with all of the requirements of, and filed the required forms as specified in, Florida Statutes Section 517.075.

          (w) The Company and each of the Subsidiaries are insured by insurers against such losses and risks as are disclosed in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus); and neither the Company nor any of the Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially adversely affect the Company or any of the Subsidiaries or its business, assets, prospects, condition (financial or otherwise) or results of operations.

          (x) The business, operations and properties of the Company and the Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where the failure so to comply would not have a material adverse effect upon the properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; and neither the Company nor any of the Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

          4.   Conditions of the U.S. Placement Agents' Obligations.  The
               ----------------------------------------------------
obligations of the U.S. Placement Agents under this Agreement are several and not joint and are subject to each of the following terms and conditions:

          (a) Notification that the Registration Statement has become effective shall have been received by the U.S. Placement Agents and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(A)(a).

          (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the U.S. Placement Agents.

          (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to paragraph (d) of this Section 4 shall be true and correct when made and on and as of the Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

          (d) The U.S. Placement Agents shall have received on the Closing Date a certificate, addressed to the U.S. Placement Agents and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to the Closing Date.

          (e) The U.S. Placement Agents shall have received on the Effective Date and on the Closing Date a letter or letters signed by each of Ernst & Young LLP and Deloitte & Touche LLP, addressed to the U.S. Placement Agents and dated the date of this Agreement and the Closing Date, in form and substance satisfactory to the U.S. Placement Agents, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules, if any, included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

               (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data," carrying out certain procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, nothing came to their attention which caused them to believe that:

                    (A) the amounts in "Summary Consolidated Financial Information" and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                    (B) the unaudited financial statements at December 31, 1994 and for the six months then ended included in the Registration Statement (i) do not comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and (ii) are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; or

                    (C) (i) with respect to the Company there were, at a specified date not more than five business days prior to the date of the letter, any increases in the short-term and long-term debt (in the aggregate in excess of $500,000) of the Company and the Subsidiaries or capital stock of the Company (other than as a result of the exercise of outstanding options and warrants) or decreases in working capital (in excess of $ 8,000,000) or the stockholders' equity (in excess of $ 8,000,000) of the Company and the Subsidiaries, as compared with the amounts shown on the Company's unaudited December 31, 1994 balance sheet included in the Registration Statement, or (ii) for the period from January 1, 1995 to such specified date not more than five business days prior to the date of the letter, there were any decreases (in excess of $ 1,000,000) as compared with the corresponding period in the prior fiscal period in total revenue or increases in net loss per common share (in excess of $.50) or, if there were any such decreases or increases, the Company shall deliver to the U.S. Placement Agents a letter containing an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the U.S. Placement Agents; and

               (iii) they have performed certain other procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the U.S. Placement Agents agrees with the accounting records of the Company.

     References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

          (f) The U.S. Placement Agents shall have received on the Closing Date from Stroock & Stroock & Lavan, counsel for the Company, an opinion, addressed to the U.S. Placement Agents and dated the Closing Date, and stating in effect that:

               (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York.

               (ii) The Company and each of the Subsidiaries have all requisite corporate power and authority to own, lease and license their respective assets and properties and conduct their respective business as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary governmental, and all other necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this the Transaction Agreements and to issue and sell the Shares, other than those required under the Securities Act and state and foreign Blue Sky laws.

               (iii) The Company has authorized and issued capital stock as set forth under the caption "Capitalization" in the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock have been duly and validly authorized and issued; all of the outstanding shares of Common Stock are fully paid and non-assessable and none of them was issued in violation of any statutory preemptive or other similar statutory right. The Company owns all of the issued and outstanding shares of the capital stock of the Subsidiaries free and clear of all liens, security interests, claims, restrictions, stockholders' agreements, voting trusts and any other encumbrances whatsoever. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any statutory preemptive or other similar statutory right. Except as disclosed in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment or agreement to issue, any share of capital stock of the Company or any of the Subsidiaries or any security convertible into, exercisable for, or exchangeable for capital stock of the Company or any of the Subsidiaries. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Transaction Agreements. The Transaction Agreements have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) with respect to this Agreement and the International Placement Agency Agreement, to the extent that rights to indemnity or contribution under this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

               (v) Neither the execution, delivery and performance of the Transaction Agreements, by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver (other than consents or waivers which have been obtained and are in full force and effect, copies of which have been delivered to the U.S. Placement Agents) under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of the Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute (other than any foreign blue sky laws), rule or regulation of which such counsel is aware or violate any provision of the charter or by-laws of the Company or the Subsidiaries.

               (vi) To the best of such counsel's knowledge, no default exists, and no event has occurred and is continuing which with notice or lapse of time, or both, would constitute a default (in each case which has not been waived), in the due performance and observance of any term, covenant or condition by the Company or any of the Subsidiaries, of any indenture, mortgage, deed of trust, note or any other agreement or instrument listed as an exhibit to the Registration Statement or one of the documents incorporated by reference into the Registration Statement, where the consequences of such default would have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

               (vii) To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of any term or provision of its charter or by-laws or of any judgment, decree or order known to such counsel or statute, rule or regulation, where the consequences of such violation would have a material and adverse effect on the assets or properties, businesses, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

               (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the performance of the Transaction Agreements by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act, such as may be required under state securities or Blue Sky laws in connection with the placement of the Shares by the U.S. Placement Agents (as to which such counsel need express no opinion) and such as may be required under the rules of the National Association of Securities Dealers, Inc. with respect to the plan of distribution reflected in this Agreement (as to which such counsel need express no opinion).

               (ix) Except as described in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or the Subsidiaries which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

               (x)  The statements in the Prospectus under the caption
          "Business - Collaborative Relationships" insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries of the material provisions thereof and accurately present the information required with respect to such documents and matters. All contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are described as required in the Registration Statement, as the case may be.

               (xi) The Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

               (xii) Such counsel has been advised by the Commission that the Registration Statement has become effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened or pending.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials. Copies of such certificates shall be furnished to the U.S. Placement Agents and counsel for the U.S. Placement Agents.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the U.S. Placement Agents and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing no facts have come to the attention of such counsel which have caused such counsel to believe that the Registration Statement at the time it became effective and at the Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and at the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements and schedules, if any, and other financial and statistical data included in the Registration Statement or the Prospectus).

          (g) The U.S. Placement Agents shall have received on the Closing Date from Patton, Boggs, L.L.P., special counsel for the Company, an opinion, addressed to the U.S. Placement Agents and dated the Closing Date, and concluding in effect that the statements in the Prospectus under "Business
     - Manufacturing," "Business - Government Regulation" and "Risk Factors" with respect to the status of U.S. government approval and in the description of each of the Company's products under the caption "Business", insofar as they purport to summarize the provisions of statutes and regulations administered by the Food and Drug Administration (the "FDA") and related documents therein described have been prepared by or reviewed by such counsel and reflect accurately the provisions purported to be summarized and are correct in all material respects.

          (h) The U.S. Placement Agents shall have received on the Closing Date from Knobbe, Martens, Olson & Bear, patent counsel for the Company, an opinion addressed to the U.S. Placement Agents and dated the Closing Date, and stating in effect that:

               (i) The Company owns or possesses adequate and enforceable rights to use the Patents and all other Intangibles necessary for the conduct of its business as now being conducted and as described in the Registration Statement and Prospectus. To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries has infringed, is infringing or has received any notice of infringement of or conflict with any Intangibles of any other person that will have a material adverse effect on the conduct of its business as now being conducted and as described in the Registration Statement and Prospectus.

               (ii) Except for processing and examination of patent and trademark applications before governmental bodies, there is no litigation or governmental or other proceeding relating to the Patents or any

          Intangibles necessary for the conduct of the Company's business as now being conducted and as described in the Registration Statement and Prospectus before any court or before or by any public body or board pending to which the Company or the Subsidiaries is a party or threatened against the Company or any of the Subsidiaries; neither the Company nor any of the Subsidiaries has given notice to any third party of any claim of infringement of its Patents or any Intangibles.

               (iii) The statements in the Prospectus under "Business - Patents" and "Risk Factors -Unpredictability of Patent Protection; Proprietary Technology" insofar as they purport to summarize the provisions of statutes, regulations, contracts, agreements, patents, patent applications or other documents therein described, have been prepared or reviewed by such counsel and accurately reflect the provisions purported to be summarized and are correct in all material respects.

          In addition, such counsel shall state that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as explicitly set forth in the foregoing opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and schedules thereto and other financial and statistical data, as to which such counsel need make no statement) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and schedules thereto and other financial and statistical data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made, not misleading.

          (i) The U.S. Placement Agents shall have received on the Closing Date from Lloyd Rowland, general counsel of the Company, an opinion addressed to the U.S. Placement Agents and dated the Closing Date, and stating in effect that:

               (i) To the best of such counsel's knowledge, other than the Subsidiaries, the Company has no subsidiary and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization.

               (ii) To the best of such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of the Subsidiaries, of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of their assets or properties or businesses may be bound or affected, where the consequences of such default would have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

               (iii) To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of any term or provision of its charter or by-laws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

          (j) All proceedings taken in connection with the sale of the Shares in the U.S. Offering as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Placement Agents and their counsel and the U.S. Placement Agents shall have received from Morgan, Lewis & Bockius a favorable opinion, addressed to the U.S. Placement Agents and dated the Closing Date, and stating in effect that:

               (i) The Company and each of the Subsidiaries are corporations in good standing under the laws of their respective jurisdictions of incorporation.

               (ii) The Shares being issued and sold by the Company today to Investors have been duly authorized and when issued and sold by the Company pursuant to the Placement Agency Agreements and in accordance with the Escrow Agreements against payment of the consideration set forth therein will be validly issued, fully paid and non-assessable.

               (iii) The Placement Agency Agreements and the Escrow Agreements have been duly authorized, executed and delivered on behalf of the Company.

               (iv) The Registration Statement is effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened by the Commission.

          The Company shall have furnished to Morgan, Lewis & Bockius such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (k) The U.S. Placement Agents shall have received on the Closing Date a certificate, including exhibits thereto, addressed to the U.S. Placement Agents and dated the Closing Date, of the Secretary or an Assistant Secretary of the Company, signed in such officer's capacity as such officer, and certifying as to the (i) certificate of incorporation and bylaws of the Company and the Subsidiaries (ii) resolutions authorizing the execution and delivery of the Registration Statement, this Agreement, the U.S. Escrow Agreement and the performance of the transactions contemplated by this Agreement and the U.S. Escrow Agreement, the Registration Statement, the Prospectus and the U.S. Offering and (iii) incumbency of the person or persons authorized to execute and deliver the Registration Statement, this Agreement, the U.S. Escrow Agreement and any other documents contemplated by the U.S. Offering.

          (l) The U.S. Placement Agents shall have received on the Closing Date certificates of the Secretaries of States (or comparable officials) where the Company is incorporated and owns or leases property as to the good standing of the Company, listing all charter documents on file, qualification of the Company and the Subsidiaries to do business as a foreign corporation, payment of taxes and filing of annual reports. The U.S. Placement Agents shall have received copies of all charter documents of the Company certified by the Secretary of State of the State of New York.

          (m) The U.S. Placement Agents shall have received on the Closing Date a certificate, addressed to the U.S. Placement Agents, and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of
     Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section
     517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

          (n) The International Escrow Agent and the U.S. Escrow Agent shall have on deposit the Requisite Funds.

          5.   Covenants of the Company.   (A) The Company covenants and agrees
               ------------------------
as follows:

          (a) The Company shall prepare the Prospectus in a form approved by the U.S. Placement Agents and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than five business days after the Effective Date of the Registration Statement or any post-effective amendment thereto, and shall promptly advise the U.S. Placement Agents (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iv) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished a copy to the U.S. Placement Agents for their review prior to filing and shall not file any such proposed amendment or supplement to which the U.S. Placement Agents reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

          (c) The Company shall make generally available to its security holders and to the U.S. Placement Agents as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

          (d) The Company shall furnish to the U.S. Placement Agents and counsel for the U.S. Placement Agents, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and all amendments thereof and, so long as delivery of a prospectus by a U.S. Placement Agent may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the U.S. Placement Agents may reasonably request.

          (e) The Company shall cooperate with the U.S. Placement Agents and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the U.S. Placement Agents may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

          (f) For a period of five years after the date of this Agreement, the Company shall supply to the U.S. Placement Agents copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and furnish to the U.S. Placement Agents a copy of each annual or other report it shall be required to file with the Commission.

          (g) On or before completion of the U.S. Offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

          (B) The Company agrees to pay, or reimburse if paid by the U.S. Placement Agents, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all expenses incident to the International Offering as set forth in Section 5(B) of the International Placement Agency Agreement and, in addition, costs and expenses of the Company incident to the public offering of the Shares and the performance of the obligations of the Company under this

Agreement, including but not limited to those relating to (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus; (ii) the preparation and delivery of certificates for the Shares to the U.S. Escrow Agent; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(A)(e), including the fees, disbursements and other charges of counsel for the U.S. Placement Agents in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the U.S. Placement Agents of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the direct placement of the Shares; (v) any filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the U.S. Offering and the fees, disbursements and other charges of counsel to the U.S. Placement Agents in connection therewith; (vi) the furnishing (including costs of shipping and mailing) to the U.S. Placement Agents of copies of all reports and information required by Section 5(A)(f); (vii) the fees of the U.S. Escrow Agent; (viii) the listing of the Shares on the Nasdaq National Market and (ix) fees, disbursements and other charges of counsel for and the independent auditors of the Company. The Company shall reimburse the Placement Agents, on a fully accountable basis, for all travel, legal and other out-of-pocket expenses incurred in connection with their engagement hereunder up to a maximum of $200,000 in the aggregate, including expenses incurred in connection with the engagement of the International Placement Agents under the International Placement Agency Agreement.

          6.   Indemnification.
               ----------------

          (a) The Company agrees to indemnify and hold harmless each U.S. Placement Agent and each person, if any, who controls any U.S. Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other U.S. federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any U.S. Placement Agent (or any person controlling such U.S. Placement Agent) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such U.S. Placement Agent if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the U.S. Placement Agent specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each U.S. Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each U.S. Placement Agent, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the statements with respect to the public offering in the United States of the Shares under the caption "Plan of Distribution" in the Prospectus; provided, however, that the obligation of each U.S. Placement Agent to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the fee received by such U.S. Placement Agent.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its separate counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), it being understood that the indemnifying parties shall not be liable for the expenses of more than one separate counsel representing the indemnified party to such action or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.


          7.   Contribution.  In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnification provided for in
Section 6(a) or 6(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company or the U.S. Placement Agents, as the case may be, the Company and the U.S. Placement Agents shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the Company and one or more of the U.S. Placement Agents may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the U.S. Placement Agents on the other from the U.S. Offering or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the U.S. Placement Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the U.S. Placement Agents shall be deemed to be in the same proportion as (x) the total proceeds from the U.S. Offering (before deducting Company expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to the fee received by such U.S. Placement Agent hereunder. The relative fault of the Company and the U.S. Placement Agents shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the U.S. Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the U.S. Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the U.S. Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7 shall be deemed to include for purposes of this Section 7 any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claims. Notwithstanding the provisions of this Section 7, in no case shall any U.S. Placement Agent be liable or responsible for any amount in excess of the fee received by it hereunder and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls a U.S. Placement Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such U.S. Placement Agent, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, as the case may be, subject in each case to the immediately preceding sentence of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The U.S. Placement Agents' obligations to contribute pursuant to this Section 7 are several in proportion to their respective fees and not joint.

          8.   Termination.  This Agreement may be terminated by the U.S.
               -----------
Placement Agents without liability on the part of the U.S. Placement Agents to the Company by notifying the Company at any time if, prior to delivery and payment for the Shares:

          (a) in the absolute discretion of the U.S. Placement Agents at or before the Closing Date (i) on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the U.S. Placement Agents will in the future materially disrupt, the securities markets; (ii) there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the U.S. Placement Agents, inadvisable to proceed with the offering; (iii) there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the U.S. Placement Agents, inadvisable or impracticable to market the Shares; (iv) trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) a banking moratorium has been declared by any state or Federal authority, or

          (b) any of the conditions specified in Section 4 shall not have been fulfilled when and as required by this Agreement.

          The obligations of the parties under this Agreement shall be terminated in the event that the Requisite Funds shall not have been deposited by Investors by the close of business on the Closing Date.

          9.   Miscellaneous.  The respective agreements, representations,
               -------------
warranties, indemnities and other statements of the Company or its officers in certificates delivered pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any U.S. Placement Agent or any of the officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 5(B), 6 and 7 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the U.S. Placement Agents and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the U.S. Placement Agents or the Company, and directors and officers of the Company, if any, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the U.S. Placement Agents, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention:
Peter Crowley and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among us.



                              Very truly yours,

                              ALLIANCE PHARMACEUTICAL CORP.



                              By _____________________________
                                 Name: Duane J. Roth
                                 Title: Chief Executive Officer


Confirmed:

OPPENHEIMER & CO., INC.


By____________________________
  Name:  Peter J. Crowley
  Title: Managing Director


COWEN & COMPANY


By____________________________
  Name:  Nancy M. Crowell
  Title: Managing Director

                                   Schedule I


                                  Subsidiaries
                                  ------------


Astral, Inc. (85% owned)

BioPulmonics, Inc. (100% owned)

Rosanin Corporation (100% owned)

Applications et Transfers de Technologies Advances S.A. (99% owned)